Mercantile
Bank Corporation

Conference Call and Webcast Presentation

Fourth Quarter 2022



Forward-Looking Statements

Forward-Looking Statements

This news release contains statements or information that may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will," and similar references to future periods. Any such statements are based on current expectations that involve a number of risks and uncertainties. Actual results may differ materially from the results expressed in forward-looking statements. Factors that might cause such a difference include changes in interest rates and interest rate relationships; increasing rates of inflation and slower growth rates; significant declines in the value of commercial real estate; market volatility; demand for products and services; climate impact; labor markets; the degree of competition by traditional and nontraditional financial services companies; changes in banking regulation or actions by bank regulators; changes in tax laws; changes in prices, levies, and assessments; the impact of technological advances; potential cyber-attacks, information security breaches and other criminal activities; litigation liabilities; governmental and regulatory policy changes; the outcomes of existing or future contingencies; trends in customer behavior as well as their ability to repay loans; changes in local real estate values; damage to our reputation resulting from adverse publicity, regulatory actions, litigation, operational failures, and the failure to meet client expectations and other facts; changes in the method of determining Libor and the phase-out of Libor; changes in the national and local economies, including the ongoing disruptions to supply chain and financial markets caused by the COVID-19 pandemic and unstable political and economic environments; and other factors, including those expressed as risk factors, disclosed from time to time in filings made by Mercantile with the Securities and Exchange Commission. Mercantile undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise. Investors are cautioned not to place undue reliance on any forward-looking statements contained herein.

Michigan's Community Bank®

- Founded in Grand Rapids in 1997
- Second largest bank headquartered in Michigan
- 46 banking locations
- Expanded to Cincinnati, Ohio and Midland, Michigan in 2020, Petoskey, Michigan in 2021 and Traverse City, Michigan in 2023
- Addition of new lending teams focused on driving growth in all markets



Petoskey
Traverse City
Cadillac
West Branch
Mt Pleasant
Holland
Grand Rapids
Lansing
Detroit
Kalamazoo
Cincinnati

Top 10
Deposit Market Share in Michigan

Top 5 Michigan Markets*

County	Total Deposits (in thousands)	Unemployment Rate	2020 Population	10 Year Population Change	10 Year Growth %
Kent	$1,715,626	3.0%	657,974	+55,352	9.2%
Clinton	$338,871	3.0%	79,128	+3,746	5.0%
Kalamazoo	$325,975	3.4%	261,670	+11,339	4.5%
Isabella	$275,710	4.0%	64,394	-5,917	-8.4%
Gratiot	$196,926	4.0%	41,761	-715	-1.7%

*Deposit data as of June 30, 2022. Unemployment data as of November 2022 from the Michigan Bureau of Labor. Population data from the 2020 U.S. Census.

Executive Management Team



Robert B. Kaminski, Jr.
President & Chief Executive Officer

Mr. Kaminski joined the Bank in 1997 and has over 38 years of commercial banking experience. Mr. Kaminski was appointed President and Chief Executive Officer of Mercantile on January 1, 2017 and continues to serve as Chief Executive Officer of the Bank, a position he has held since 2015.



Raymond E. Reitsma
EVP, Chief Operating Officer & President of the Bank

Mr. Reitsma was appointed President of the Bank effective January 1, 2017, and has been with the Bank for 19 years, beginning with his initial role as a Commercial Loan Manager in 2003, including holding the title of Senior Lender for eight years.



Charles E. Christmas
EVP, Chief Financial Officer & Treasurer

Mr. Christmas joined the Bank in 1998 and has over 35 years of banking experience. Before being promoted to his current role, he served as Senior Vice President and Chief Financial Officer of Mercantile and the Bank from 2000 to 2015. Mr. Christmas also serves as Treasurer of Mercantile, a position he has held since 2000.

A Commitment to Excellence

Performance Highlights

As of December 31, 2022

- Commercial loan growth of approximately 7 percent
- Sustained strength in commercial loan pipeline
- Net interest income growth
- Balance sheet structured to provide net interest income growth in rising interest rate environment
- Significant increases in several key fee income categories
- Continued low levels of nonperforming assets and loan charge-offs
- Robust capital position

NASDAQ: MBWM

$540M **MARKET CAP**

$4.9B **TOTAL ASSETS**

$3.9B **TOTAL LOANS**

$3.7B **TOTAL DEPOSITS**

Strategic Initiatives

LEVERAGE INVESTMENTS

- Expand usage of Treasury Management products and services
- Cultivate new market growth
  - Southeast Michigan
  - West Michigan
  - Midland, Michigan
  - Petoskey, Michigan
  - Saginaw, Michigan
  - Cincinnati, Ohio
- Further entrench strong presence in Grand Rapids/Kent County
- Capitalize on merger disruptions
- Continue to deepen new and current relationships

DIGITAL DELIVERY

- Expand customer utilization of digital banking services
- Personalize the digital experience
- Deploy digital onboarding for all products
- Leverage data to customize client interactions and refine internal systems
- Offer best-in-class products and services
- Continued enhancement of digital products and services

PEOPLE & CULTURE

- Recruit and retain top talent and develop emerging leaders
- Maintain strong training programs
- Expand Diversity, Equity & Inclusion initiatives
- Implement best practices with evolving Environmental, Social & Governance frameworks
- Support customers during times of economic uncertainty
- Continue development of strong community partnerships and volunteer involvement

RISK & PROCESS

- Maintain dynamic Enterprise Risk Management Program
- Optimize "work from home/work from office" framework
- Evolve branches into relationship centers
- Ensure financial strength and resiliency
- Maintain robust asset, transaction and risk analysis processes
- Deploy data analytics programs to improve efficiency and monitor risk

Forward Progress

DEI
Diversity, Equity & Inclusion

- 33% gender, racial and ethnic diversity on Board of Directors.
- All team members have access to enriching learning and growth opportunities via a wide variety of methods, including live speaking engagements, videos, books, articles, group discussion and training sessions.
- 21% minority hire rate in 2021.
- Supervisors provided with best practices, resources and tools with which to engage their teams and promote collaboration across all departments.
- Diversity Council comprised of a wide cross-section of employees and departments, working together to implement supportive DEI strategies and new ideas to help ensure everyone feels like an integral part of the workplace.
- Comprehensive Diversity, Equity & Inclusion Policy, Human Rights Policy and Diverse Vendor Program.

ESG
Environmental, Social & Governance

- Engaged and active ESG Committee.
- Branch and office optimizations with more efficient facilities in the same markets, including the deployment of Video Banking Machines and the opening of locations in new markets.
- Ongoing expansion of strong community partnerships and volunteer involvement.
- Risk management monitoring through a risk and control framework encompassing a variety of separate but complementary financial, credit, operational, compliance and legal reporting systems and processes.
- Awarded four Affordable Housing Program grants totaling nearly $2 million in 2021.
- Donations of about $0.8 million in support of non-profit organizations within our communities in 2021.
- Installation of Electric Vehicle charging stations on a pilot program.
- 190 tons of paper securely shredded and recycled.
- $290 million in Community Development lending in 2021.
- $525 million in Small Business lending in 2021.
- Providing a variety of financial education classes to schools and community organizations.

Product Offerings

PEER PRODUCT	MBWM	BAC	JPM	FITB	CMA
Autobooks for Small Business with Electronic Invoicing & Collection	✓				
Bill Payment & ACH	✓	✓	✓	✓	✓
Cash Management	✓	✓	✓	✓	✓
Credit Card Rewards	✓	✓	✓	✓	✓
Health Savings Account	✓	✓	✓	✓	✓
In-House Payroll Services & Human Capital Management Solutions	✓				
Integrated Payables	✓	✓	✓	✓	✓
Integrated Receivables	✓	✓	✓	✓	✓
Merchant Services	✓	✓	✓	✓	✓
Personal Finance Management (Within Online & Mobile Banking)	✓	✓			✓
Remote Deposit Capture	✓	✓	✓	✓	✓

Mercantile
Bank Corporation

Financial Performance

Fourth Quarter 2022



Consolidated Reports of Income

(Unaudited)

	Three Months Ended	Three Months Ended	Twelve Months Ended	Twelve Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2022	Dec. 31, 2021
Net Income	$ 21,803,000	$ 11,639,000	$ 61,063,000	$ 59,021,000
Basic earnings per share	$ 1.37	$ 0.74	$ 3.85	$ 3.69
Diluted earnings per share	$ 1.37	$ 0.74	$ 3.85	$ 3.69
Average basic shares outstanding	15,887,983	15,696,204	15,859,889	15,986,857
Average diluted shares outstanding	15,887,983	15,696,451	15,859,901	15,987,303

Consolidated Reports of Income

(Unaudited)

Net Interest Income

	Three Months Ended	Three Months Ended	Twelve Months Ended	Twelve Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2022	Dec. 31, 2021
INTEREST INCOME				
Loans, including fees	$ 53,787,000	$ 34,617,000	$ 166,848,000	$ 135,048,000
Investment securities	2,841,000	2,139,000	10,337,000	7,513,000
Other interest-earning assets	1,650,000	290,000	4,654,000	933,000
Total interest income	58,278,000	37,046,000	181,839,000	143,494,000
INTEREST EXPENSE				
Deposits	4,040,000	1,867,000	10,037,000	9,114,000
Short-term borrowings	141,000	47,000	294,000	170,000
Federal Home Loan Bank advances	1,595,000	2,028,000	7,125,000	8,177,000
Other borrowed money	1,845,000	570,000	6,139,000	1,971,000
Total interest expense	7,621,000	4,512,000	23,595,000	19,432,000
Net interest income	50,657,000	32,534,000	158,244,000	124,062,000
Provision for credit losses	3,050,000	(3,400,000)	6,550,000	(4,300,000)
Net interest income after provision for credit losses	$ 47,607,000	$ 35,934,000	$ 151,694,000	$ 128,362,000

Consolidated Reports of Income

(Unaudited)

Noninterest Income

	Three Months Ended	Three Months Ended	Twelve Months Ended	Twelve Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2022	Dec. 31, 2021
Service charges on accounts	$ 1,436,000	$ 1,391,000	$ 5,952,000	$ 5,078,000
Credit and debit card income	2,115,000	1,972,000	8,216,000	7,516,000
Mortgage banking income	1,673,000	6,910,000	8,664,000	29,959,000
Interest rate swap income	1,141,000	776,000	3,488,000	6,862,000
Payroll services	543,000	442,000	2,178,000	1,815,000
Earnings on bank owned life insurance	368,000	292,000	1,678,000	1,164,000
Gain on sale of branch	0	0	0	1,058,000
Other income	502,000	849,000	1,901,000	2,768,000
Total noninterest income	$ 7,805,000	$ 12,632,000	$ 32,077,000	$ 56,220,000

Consolidated Reports of Income
(Unaudited)

Noninterest Expense

	Three Months Ended	Three Months Ended	Twelve Months Ended	Twelve Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2022	Dec. 31, 2021
Salaries and benefits	$ 17,282,000	$ 19,193,000	$ 65,124,000	$ 66,447,000
Occupancy	2,194,000	2,067,000	8,362,000	8,088,000
Furniture and equipment	792,000	934,000	3,614,000	3,654,000
Data processing costs	3,156,000	2,966,000	12,359,000	11,104,000
Charitable foundation contribution	1,005,000	4,020,000	1,514,000	4,020,000
Other expense	4,112,000	4,167,000	17,008,000	17,553,000
Total noninterest expense	28,541,000	33,347,000	107,981,000	110,866,000
Income before federal income tax expense	26,871,000	15,219,000	75,790,000	73,716,000
Federal income tax expense	5,068,000	3,580,000	14,727,000	14,695,000
Net Income	$ 21,803,000	$ 11,639,000	$ 61,063,000	$ 59,021,000

Consolidated Reports of Income

(Unaudited)

Yield on Assets / Cost of Funds

	Quarterly				
	2022 4th Qtr	2022 3rd Qtr	2022 2nd Qtr	2022 1st Qtr	2021 4th Qtr
Yield on loans	5.49%	4.56%	3.97%	3.87%	4.07%
Yield on securities	1.91%	1.79%	1.68%	1.52%	1.46%
Yield on other interest-earning assets	3.65%	2.15%	0.76%	0.19%	0.15%
Yield on total earning assets	4.95%	4.04%	3.32%	2.99%	3.12%
Yield on total assets	4.68%	3.80%	3.13%	2.82%	2.94%
Cost of deposits	0.42%	0.24%	0.19%	0.19%	0.19%
Cost of borrowed funds	2.13%	1.99%	1.90%	1.82%	1.66%
Cost of interest-bearing liabilities	1.10%	0.81%	0.72%	0.66%	0.63%
Cost of funds *(total earning assets)*	0.65%	0.48%	0.44%	0.42%	0.38%
Cost of funds *(total assets)*	0.61%	0.45%	0.41%	0.39%	0.36%
Net interest margin *(fully tax-equivalent)*	4.30%	3.56%	2.88%	2.57%	2.74%

Consolidated Reports of Income
(Unaudited)

Mortgage Banking Activity

($ in thousands)		Quarterly				
		2022 4th Qtr	2022 3rd Qtr	2022 2nd Qtr	2022 1st Qtr	2021 4th Qtr
Total mortgage loans originated	$	90,800	163,900	190,900	168,200	210,200
Purchase mortgage loans originated	$	79,600	140,900	157,400	101,400	124,500
Refinance mortgage loans originated	$	11,200	23,000	33,500	66,800	85,700
Mortgage loans originated to sell	$	29,900	59,700	52,300	75,700	129,500
Net gain on sale of mortgage loans	$	1,400	1,800	1,800	3,200	6,900

Asset Quality (Unaudited)

($ in thousands)		Quarterly				
		2022 4th Qtr	2022 3rd Qtr	2022 2nd Qtr	2022 1st Qtr	2021 4th Qtr
Gross loan charge-offs	$	100	0	0	200	200
Recoveries	$	200	200	300	300	1,500
Net loan charge-offs (recoveries)	$	(100)	(200)	(300)	(100)	(1,300)
Net loan charge-offs to average loans		(0.01%)	(0.03%)	(0.04%)	(0.01%)	(0.16%)
Provision for credit losses	$	3,100	2,900	500	100	(3,400)
Allowance for credit losses	$	42,200	39,100	36,000	35,200	35,400
Allowance to loans		1.08%	1.01%	0.97%	0.99%	1.02%
Nonperforming loans	$	7,700	1,400	1,800	1,600	2,500
Other real estate/repossessed assets	$	0	0	0	0	0
Nonperforming loans to total loans		0.20%	0.04%	0.05%	0.05%	0.07%
Nonperforming assets to total assets		0.16%	0.03%	0.04%	0.03%	0.05%

Nonperforming Assets Reconciliation
(Unaudited)

($ in thousands)		Quarterly				
		2022 4th Qtr	2022 3rd Qtr	2022 2nd Qtr	2022 1st Qtr	2021 4th Qtr
Beginning balance	$	1,400	1,800	1,600	2,500	2,900
Additions	$	6,400	0	300	100	200
Return to performing status	$	0	(200)	0	(200)	0
Principal payments	$	(100)	(200)	(100)	(700)	(400)
Sale proceeds	$	0	0	0	0	(100)
Loan charge-offs	$	0	0	0	(100)	(100)
Valuation write-downs	$	0	0	0	0	0
Ending balance	$	7,700	1,400	1,800	1,600	2,500

Thoughts on 2023

Rising Prime/Libor/SOFR Rates

	Basis Points
February 1, 2023	25
March 22, 2023	25

Performance Metrics

	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Loan Growth	7.00% – 9.00%	7.00% – 9.00%	7.00% – 9.00%	7.00% – 9.00%
Net Interest Margin	4.05% – 4.15%	4.00% – 4.10%	3.85% – 3.95%	3.75% – 3.85%
Fee Income	$6.5M – $7.0M	$7.0M – $7.5M	$7.0M – $7.5M	$6.5M – $7.0M
Overhead Costs	$26.5M – $27.5M	$27.0M – $28.0M	$28.0M – $29.0M	$28.0M – $29.0M
Federal Tax Rate	19.75%	19.75%	19.75%	19.75%

Mercantile Bank Corporation

Strong Credit Culture

Diversified Lending

Mercantile has worked continuously since the end of the Great Recession to place itself in a position of strength regardless of the economic conditions. Our loan portfolio has been built through the cultivation and development of deep mutually beneficial client relationships. Loan portfolio metrics have remained very strong, including during disruptions caused by the COVID-19 Pandemic, reflecting the solid performance of the Bank's customers.



Asset Quality Metrics

16 bps
Nonperforming Assets to Total Assets

Quarter Trends ($ in thousands)

	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21
Net loan charge-offs (recoveries)	($100)	($200)	($300)	($100)	($1,300)	$400
Net loan charge-offs to average loans	(0.01%)	(0.03%)	(0.04%)	(0.01%)	(0.16%)	0.05%
Allowance to loans	1.08%	1.01%	0.97%	0.99%	1.02%	1.13%
Nonperforming loans to total loans	0.20%	0.04%	0.05%	0.05%	0.07%	0.08%
Nonperforming assets to total assets	0.16%	0.03%	0.04%	0.03%	0.05%	0.06%

Core Commercial Loan Growth (dollars in millions)

Five Quarter Trend

	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21
Core Commercial Loans	$3,131	$3,142	$3,069	$2,993	$2,910
PPP Loans	$1	$3	$3	$12	$40
Total Commercial Loans	$3,132	$3,145	$3,072	$3,005	$2,950

Five Year Trend

	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Core Commercial Loans	$3,131	$2,910	$2,429	$2,442	$2,360
PPP Loans	$1	$40	$365	$–	$–
Total Commercial Loans	$3,132	$2,950	$2,794	$2,442	$2,360

Lending Commitments (dollars in millions)

	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21
Construction Loans					
Commercial	$197	$170	$175	$184	$183
Residential	$72	$84	$85	$65	$59
Commitments to Make Loans*	$330	$309	$253	$158	$213
Total	$599	$563	$513	$407	$455

Commitments to make loans generally reflect our binding obligations to existing and prospective commercial customers to extend credit, including line of credit facilities secured by accounts receivable and inventory, and term debt secured by either real estate or equipment.

Commercial Loan Portfolio Composition

Loan Type*

- Commercial & Industrial
- Commercial Vacant Land, Land Development & Residential Construction
- Commercial Real Estate – Owner Occupied
- Commercial Real Estate – Non-Owner Occupied
- Commercial Real Estate – Multi-Family & Residential Rental



7%
38%
33%
20%
2%

As of December 31, 2022.

Loan Concentration

Industry*


Real Estate, Rental & Leasing
Services
Agriculture, Oil & Gas Extraction & Utilities
Construction
Manufacturing
Wholesale Trade
Retail Trade
Transportation & Warehousing
Information
Finance & Insurance
1%
5%
19%
5%
7%
2%
1%
3%
37%
20%

*As of December 31, 2022.

Commercial Credit Exposure

Credit Risk Profile by Internal Credit Risk Grades ($ in millions)

Internal Credit Risk Grade Groupings	Commercial & Industrial	Commercial Vacant Land, Land Development, & Residential Construction	Commercial Real Estate – Owner Occupied	Commercial Real Estate – Non-Owner Occupied	Commercial Real Estate – Multi-Family & Residential Rental
Grades 1-4	$719.6	$41.7	$406.3	$447.6	$118.3
Grades 5-7	$450.4	$20.1	$229.8	$573.7	$93.5
Grades 8-9	$15.1	$0.1	$3.1	$12.4	$0.1
Total Commercial	$1,185.1	$61.9	$639.2	$1,033.7	$211.9
% of Total Commercial Loans as of December 31, 2022	38%	2%	20%	33%	7%

Past Due Loans

Commercial & Retail Past Due Loans* ($ in millions)

	30 – 59 Days Past Due	60 – 89 Days Past Due	> 89 Days Past Due	Total Past Due	Current	Total Loans	Recorded Balance > 89 Days & Accruing
Commercial & Industrial	-	$5.7	$0.3	$6.0	$1,179.1	$1,185.1	-
Vacant Land, Land Development, Residential Construction	-	-	-	-	$61.9	$61.9	-
Real Estate – Owner Occupied	-	$0.2	-	$0.2	$639.0	$639.2	-
Real Estate – Non-Owner Occupied	-	-	-	-	$1,033.7	$1,033.7	-
Real Estate – Multi-Family & Residential Rental	-	-	-	-	$211.9	$211.9	-
Total Commercial	-	$5.9	$0.3	$6.2	$3,125.6	$3,131.8	-
1-4 Family Mortgages	$1.4	$0.1	$0.1	$1.6	$753.4	$755.0	-
Other Consumer Loans	-	-	-	-	$29.8	$29.8	-
Total Retail	$1.4	$0.1	$0.1	$1.6	$783.2	$784.8	-
Total Past Due Loans	**$1.4**	**$6.0**	**$0.4**	**$7.8**	**$3,908.8**	**$3,916.6**	**-**

**As of December 31, 2022. Excludes current non-accrual loans.*

Past Due Loans

20 bp
Past Due Loans as % of Total Loans


$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Millions
12/31/2022
9/30/2022
6/30/2022
3/31/2022
12/31/2021
9/30/2021
6/30/2021
3/31/2021
12/31/2020
30-89 Days Past Due
90 Days & Over Past Due
Over 89 Days Past Due & Accruing

Commercial Loans * (dollars in thousands)

Floating Rate Information

	Balance	Percentage
Floating Rate Commercial Loans	$2,034,000	65%
Fixed Rate Commercial Loans	$1,098,000	35%
Total Commercial Loans	**$3,132,000**	**100%**

**As of December 31, 2022.*

Noninterest Income Strategic Initiatives

Mortgage activity negatively impacted by increasing rate environment but buoyed by strong purchase/construction sales efforts


MORTGAGE PRODUCTION
$300
$250
$200
$150
$100
$50
$-
Volume in Millions
1,400
1,200
1,000
800
600
400
200
0
Units
1st Quarter
2nd Quarter
3rd Quarter
4th Quarter
2021
2022
2021 Units
2022 Units

Noninterest Income Strategic Initiatives

Mortgage volume in dollars by purpose


Purchase/Construction
Refinance
$160
$140
$120
$100
$80
$60
$40
$20
$0
Millions
4th Qtr 2022
3rd Qtr 2022
2nd Qtr 2022
1st Qtr 2022
4th Qtr 2021

Noninterest Income Strategic Initiatives

Mortgage portfolio balances growing due to the confluence of product mix changes and client preference


MORTGAGE PORTFOLIO BALANCE TREND
Millions
$800
$700
$600
$500
$400
$300
$200
$100
$0
12/31/22
9/30/22
6/30/22
3/31/22
12/31/21


PERCENTAGE OF LOANS SOLD
70%
60%
50%
40%
30%
20%
10%
0%
12/31/22
9/30/22
6/30/22
3/31/22
12/31/21

Mercantile
Bank Corporation

Thank you for your interest in our company

NASDAQ Global Select Market Symbol: **MBWM**

310 Leonard Street NW, Grand Rapids, MI 49504

616.406.3000 or 800.453.8700

www.mercbank.com

